Turning the Tide on Cancer September 2020

Forward-Looking Statements Certain statements in this presentation are forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. These statements may be identified by the use of words such as "anticipate," "believe," "forecast," "estimated" and "intend," or other similar terms or expressions that concern Cardiff Oncology's expectations, strategy, plans or intentions. These forward-looking statements are based on Cardiff Oncology's current expectations and actual results could differ materially. There are a number of factors that could cause actual events to differ materially from those indicated by such forward-looking statements. While the list of factors presented in the 10-K is considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Forward- looking statements included herein are made as of the date hereof, and Cardiff Oncology does not undertake any obligation to update publicly such statements to reflect subsequent events or circumstances. 2020 Corporation Presentation I 2

Cardiff Oncology At-A-Glance Exchange Nasdaq: CRDF Cash & Clinical Trial Funding* $30.5M Common Stock Outstanding** 25.0M Clinical-stage biotech company, • Convertible Preferred 3.5M • Outstanding Options – weighted avg. exercise 1.9M developing onvansertib, an oral, price / share $7.65 highly-selective Polo-like Kinase 1 • Option Pool (available for grant) 0.3M (PLK1) inhibitor, to treat cancers • Outstanding Warrants – weighted avg. exercise 8.7M price / share $4.23 ______ with the greatest medical need for Total Fully Diluted Shares Outstanding 39.4M new effective therapies 1H’2020 – Quarterly Cash Burn $3.8M/qtr. average Headquarters San Diego, CA *As of June 30, 2020; ** As of September 18, 2020 2020 Corporation Presentation I 3

Investment Highlights

3rd Generation, 1st-in-class, Oral PLK1 Inhibitor

Onvansertib overcomes the shortcomings of prior PLK inhibitors:

- Highly selective for PLK1
- Orally administered
- 24-hour half-life
- Flexible dose and schedule

Specifically targets a known mechanism of cell division that is required for tumor cell viability

Preliminary clinical data demonstrate the safety, tolerability and efficacy of onvansertib in combination with SOC across multiple indications

Strong Lead Program in KRAS-mutated mCRC

Supported by compelling preliminary clinical data from a Phase 1b/2 trial showing a ten-fold improvement in ORR compared to SOC

Preclinical data support:

- MOA of synthetic lethality between KRAS mutant mCRC and PLK1 inhibition
- Synergy with irinotecan and 5-FU

First Indication: 2nd line treatment in patients who have failed 1st line treatment with FOLFOX with/without bevacizumab

Integrated Biomarker Strategy

Circulating Tumor DNA: changes in KRAS mutational burden in blood are predictive of subsequent tumor shrinkage in mCRC

Circulating Tumor Cells: changes are predictive of overcoming anti-androgen resistance in mCRPC

Circulating Tumor DNA: changes are predictive of decreases in leukemic bone marrow cells

Diversified Pipeline Across Numerous Cancers

Clinical data from ongoing trials support the use of onvansertib in combination regimens across numerous aggressive cancers:

- mCRC Phase 1b/2 trial
- mCRPC Phase 2 trial

Potential expansion opportunities:

- Chronic myelomonocytic leukemia
- Pancreatic cancer
- Triple negative breast cancer
- Lung cancer
- Ovarian cancer

PLK: Polo-like Kinase; SOC: Standard-of-care; ORR: Overall response rate; MOA: Mechanism of action; mCRC: metastatic colorectal cancer; mCRPC: metastatic castration resistant prostate cancer; AML: Acute myeloid leukemia

Cardiff Oncology™ 2020 Corporation Presentation I 4

Experienced Management Team With Drug Development and Biomarker Technology Expertise Mark Erlander, PhD Vicki Kelemen Chief Executive Officer Chief Operating Officer Brigitte Lindsay Vice President of Finance 2020 Corporation Presentation I 5

Pipeline and Upcoming Catalysts Indication Preclinical Phase 1b Phase 2 Next Milestone Onvansertib + FOLFIRI/Avastin® in Second-Line KRAS- Q1 2021 mCRC Mutated Metastatic Colorectal Cancer ASCO-GI Onvansertib Solid Tumor Programs ® Q1 2021 mCRPC Onvansertib + Zytiga (abiraterone)/prednisone in Zytiga-Resistant Castration-Resistant Metastatic Prostate Cancer ASCO-GU Onvansertib Q4 2020 Hematologic AML Onvansertib + Decitabine in Relapsed/Refractory Acute Myeloid Leukemia ASH Programs mCRC: Metastatic colorectal cancer; mCRPC: Metastatic castration resistant prostate cancer; AML: Acute myeloid leukemia 2020 Corporation Presentation I 6

Onvansertib 3rd generation, 1st in class, oral and highly selective Polo-like Kinase 1( PLK1) inhibitor addressing unmet needs across a broad range of cancer indications

PLK1 is a Proven Therapeutic Target that is Overexpressed in Most Cancers • PLK1 is a serine/threonine kinase and master regulator of cell-cycle progression • PLK1 controls G2/mitosis (G2/M) checkpoint • Inhibition of PLK1 causes mitotic arrest and subsequent cell death • Emerging data demonstrate that PLK1 is also a key regulator of cellular functions beyond mitosis that are essential for tumor growth: ‐ Biosynthesis of DNA Inhibition of PLK1 causes arrest of cell ‐ DNA Damage Response division and subsequent cell death1 1Zitouni et al., Nat Rev Mol Cell Biol. 2014 Jul;15(7):433-52; PLK1: Polo-like kinase 1 2020 Corporation Presentation I 8

Onvansertib has Best-in-class Drug Properties and Synergistically Combines with Standard-of-Care Therapies

Best-in-Class Drug Properties


High Selectivity For PLK1
Synergistic in Combination
Flexible Dosing and Scheduling
Ideal Pharmacokinetics
24-hour Half-life
Oral Administration
Predictive Biomarker
Demonstrated Safety and Tolerability
Onvansertib

Synergistic in Combination with Standard-of-Care Chemo and Targeted Therapies


Zytiga® (abiraterone)
Avastin® (bevacizumab)
Cytarabine
Doxorubicin
Cisplatin
Gemzar® (gemcitabine)
Velcade® (bortezomib)
Beleodaq® (belinostat)
5-FU
Camptosar® (irinotecan)
Venclexta® (venetoclax)
Taxol® (paciltaxel)
Onvansertib

Cardiff Oncology™

PLK1: Polo-like Kinase 1

2020 Corporation Presentation I 9

Second-Line Treatment of KRAS-Mutated mCRC Phase 1b/2 open-label trial of onvansertib + FOLFIRI/bevacizumab Trial Sites: USC Norris Comprehensive Cancer Center; Mayo Clinic Cancer Centers Principal Investigator: Dr. Heinz-Josef Lenz

New Second-Line Therapies are Needed to Improve Response and Increase Progression-Free Survival 50% of patients with mCRC Prognosis is poor with a five- Other drugs currently in development have a KRAS mutation year survival rate of 10% do not address the most prevalent KRAS mutations in mCRC 4% Response to SOC Significant limitations to standard-of-care (SOC) 5.5 Current second-line standard-of-care treatment in KRAS-mutated mCRC has an 1 Months overall response rate of 4% and progression-free survival (PFS) of 5.5 months PFS 1Kubicka et al, Annals of Oncology 2013; 2342–2349; mCRC: Metastatic colorectal cancer 2020 Corporation Presentation I 11

Synthetic Lethality: Cells with KRAS Mutations are Hypersensitive to Inhibition of PLK1 The output of the RAS-mutated pathway activates PLK1, which is inhibited by onvansertib Onvansertib Addresses KRAS Mutation Cell Viability in Onvansertib-Treated KRAS Mutant Subtypes in mCRC and Wild Type Isogenic CRC Cells 2% 1% 6% 6% 8% 39% 18% 22% G12D G12V G13D G12C G12S G12A Q61H G12R PLK1: Polo-like Kinase 1; mCRC: Metastatic colorectal cancer 2020 Corporation Presentation I 12

Synergy: Onvansertib in Combination with SOC Irinotecan and 5-FU Onvansertib works synergistically in combination with standard-of-care FOLFIRI (irinotecan and 5-FU) Synergy in Combination with Irinotecan Synergy in Combination with 5-FU SOC: Standard-of-care 2020 Corporation Presentation I 13

Phase 1b/2 Open Label Trial of Onvansertib + FOLFIRI/bevacizumab Trial Design 1 CYCLE = 28 Days Treatment Course = 14 Days Treatment Course = 14 Days 1 2 3 4 5 6 - 14 1 2 3 4 5 6 - 14 Onvansertib Onvansertib FOLFIRI + bevacizumab FOLFIRI + bevacizumab Efficacy Endpoints What is Clinical Trial Success • Overall response in patients who receive ≥1 cycle (2 courses) of treatment • ≥ 5 of 26 (~20%) patients achieve clinical response confirmed by • Progression-free survival (PFS) radiographic scan • Decreases in KRAS mutation burden and response to treatment • Achieve median progression-free survival of ≥ 6 months 2020 Corporation Presentation I 14

Response to Treatment Confirmed by Radiographic Scan Compelling Preliminary Efficacy Data Best Radiographic Response • 10 of 11 (91%) patients had clinical benefit: ‐ 5 (45%) patients achieved a partial response (PR) ‐ 4 patients had a confirmed PR (≥ 30% tumor shrinkage) with 1 patient going on to curative surgery ‐ 1 patient with an initial PR went off study prior to confirmatory scan due to non- treatment related event 2020 Corporation Presentation I 15

Response to Treatment Confirmed by Progression-Free Survival Durability of Response Response Appears Durable • 8 (73%) patients had durable responses of >6 months (range 6 12 to >12 months); 4 patients remain on treatment; median PFS has not yet been reached 15 • Only 1 patient progressed in <6 18 months while on treatment 0 2 28 56 84 112 140 168 196 224 252 280 308 336 364 39 PFS: Progression-free survival 2020 Corporation Presentation I 16

Serial Monitoring of KRAS is Predictive of Radiographic Scan Response

Monitoring KRAS mutations in plasma ctDNA may enable rapid predictions of therapeutic response

- KRAS mutant allelic frequency (MAF) was measured by digital droplet PCR (ddPCR) at baseline and at the end of Cycle 1
  - 9 of 11 patients had a KRAS variant detected by ddPCR at baseline*
  - All patients showed a decrease in KRAS MAF after the 1st cycle of treatment
- The greatest changes in KRAS were observed in patients achieving a PR (ranging from -78% to -100%)
- The patient with disease progression had only a 55% decrease in KRAS mutant allelic frequency

% KRAS MAF Changes After Cycle 1



PR
SD
PD
0
-50
-100
% change in KRAS MAF at cycle 2 day 1 from baseline
75% Decrease
02-004
01-010
02-005
01-007
01-013
02-012
01-011
01-006
02-008

*A KRAS mutation was detected by NGS for all 11 patients; ctDNA: Circulating tumor DNAPR: Partial response; SD: Stable disease; PD: Progressive disease

Cardiff Oncology™ 2020 Corporation Presentation | 17

KRAS-Mutated mCRC Expanded Access Program (EAP) • Program initiated in June 2020 for a total of 20 patients • 11 sites participating across the US • Eligibility criteria includes: – Patients not meeting clinical trial inclusion criteria – Patients who have received 2 or more lines of prior treatment – Patients who have previously been treated with FOLFIRI (with or without bevacizumab) • All 11 patients treated to-date were progressing on treatment with FOLFIRI/bevacizumab prior to enrolling • Changes in KRAS mutational burden is being analyzed pre-dose and at the start of each cycle of treatment # of Patients  # of Patients  # of Sites Treated To‐Date Pending Treatment 11 11 9 2020 Corporation Presentation I 18

Catalysts and Milestones: KRAS-Mutated mCRC Positive Phase 1b/2 results may provide an opportunity for a Phase 2b registrational trial May 2020: Fast Track September 2020: ESMO January 2021: ASCO-GI Q1 2021: FDA meeting to Designation presentation data presentation (planned) discuss regulatory path mCRC: Metastatic colorectal cancer 2020 Corporation Presentation I 19

Metastatic Castration-Resistant Prostate Cancer Phase 2 open-label trial of onvansertib + abiraterone Trial Sites: Beth Israel Deaconess, Dana Farber, Mass General Principal Investigator: Dr. David Einstein

New Therapeutic Options are Needed to Overcome Resistance to SOC Androgen Receptor Signaling Inhibitors (ARSi)

Resistance develops to treatment with standard of care androgen receptor signaling inhibitors (ARSi's) within 9-15 months[1]

ARSi's offer a median overall survival (mOS) benefit of **only ~4 months**[1]

No effective treatment options are available for the up to 40% of mCRPC patients with an AR-V7 mutation[2]

9-15
Months until ARSi resistance

~4
Month mOS benefit

Limited options for patients once resistant to abiraterone

New treatment options are needed to extend the duration of response to ARSi's and increase overall survival

Cardiff Oncology™

[1]Antonarakis, Emmannel – Current Understanding of Resistance to Abiraterone and Enzalutamide in Advanced Prostate Cancer; Clinical Advances in Hematology & Oncology – May 2016 – Volume 14, Issue 5; [2]Armstrong et al., 2019, JCO 37: 1120-1129; SOC: Standard-of-care; mCRPC: Metastatic castration resistant prostate cancer

2020 Corporation Presentation I 21

Onvansertib Extends the Response to Androgen Receptor Signaling Inhibitors Onvansertib works synergistically in combination with abiraterone and significantly increases mitotic arrest Onvansertib + Abiraterone Demonstrate Synergy in Onvansertib + Abiraterone Significantly Increase mCRPC model (C4-2)1 Mitotic Arrest1 1Patterson & Yaffe, 2019, MIT; mCRPC: Metastatic castration resistant prostate cancer 2020 Corporation Presentation I 22

Phase 2 Open Label Trial in of Onvansertib + Abiraterone

Disease Control Assessed by PSA Stabilization

Trial Design:

	Dosing Schedule	Duration	Efficacy Endpoint
Cohort 1 (n = 24)	Onvansertib 24mg/m² Days 1-5 (21-day cycle) + Zytiga® (Abiraterone)	4 Cycles = 12 Weeks	Disease Control (PSA Stabilization or Decline)
Cohort 2 (n = 32)	Onvansertib 18mg/m² Days 1-5 (14-day cycle) + Zytiga® (Abiraterone)	6 Cycles = 12 Weeks	Disease Control (PSA Stabilization or Decline)
Cohort 3 (n = 32)	Onvansertib 12mg/m² Days 1-14 (21-day cycle) + Zytiga® (Abiraterone)	4 Cycles = 12 Weeks	Disease Control (PSA Stabilization or Decline)

Eligibility Criteria

Initial resistance to Zytiga; 2 consecutive rises in PSA levels

Efficacy Endpoint:

Internationally Recognized Prostate Cancer Working Group

- **Primary:** disease control evaluated as PSA decline or stabilization (PSA rise <25% over baseline)

What is Clinical Trial Success

- ≥6 of 32 (~20%) patients achieve primary efficacy endpoint of disease control at 12 weeks (PSA stabilization or decrease); confirmed by scan
- Achieve median radiographic PFS of ≥6 months

Note: radiographic assessment by RECIST v1.1 [CR = disappearance of all target lesions, PR = ≥30% decrease, PD = ≥20% increase, SD = does not meet criteria for PR nor PD]; mCRPC: Metastatic castration resistant prostate cancer; PSA: Prostate specific antigen; PFS: Progression-free survival

Cardiff Oncology™ 2020 Corporation Presentation I 23

Phase 2 Data Demonstrate the Efficacy of Onvansertib in mCRPC Arm A: 17 patients were evaluable for efficacy Treatment Response and Duration • 5 (29%) patients achieved disease control (DC) • 9 (53%) had radiographic stable disease (SD) including s s s 4 with durable SD (range 8 months – 1.7 years) h h h r ar nt nt nt a e o o o ye y m m m 1 .5 3 6 9 1 Met PSA 01-025 efficacy endpoint 01-026 Arm B: 9 patients were evaluable for efficacy 03-030 01-024 02-041 01-033 PD • 3 (33%) patients achieved DC ArmB (5+9) 03-039 Radiographic 02-042 SD assessment • 5 (55%) had SD including 4 with durable SD >7 months 01-014 03-017 PR 03-037 01-021 02-036 03-013 AR-V7+ AR alterations Arm C: 3 patient safety lead-in completed 02-003 AR T878A 03-004 02-007 Arm A(5+16) 03-023 03-009 Ongoing Efficacy demonstrated in patients with AR alterations 01-019 03-028 Transitioned to Arm B 02-020 • N = 8 [AR-V7 (6), AR T878A (2)] 0 0 0 0 0 0 0 0 0 0 0 0 0 1 2 3 4 5 6 • 3 (37%) achieved DC Days of treatment • 4 (50%) had SD; 3 durable (range 7-9 months) 2020 Corporation Presentation I 24

Onvansertib-Induced Circulating Tumor Cell Decrease is Associated with Progression-Free Survival Circulating tumor cell (CTC) count, reported as favorable or unfavorable (<5 versus ≥5 CTC/7.5mL of blood, respectively) is a prognostic factor for survival in CRPC – conversion from unfavorable to favorable is associated with improved survival • At baseline, 25 (78%) patients had unfavorable CTC count Percent Change in CTC: 12-Weeks vs Baseline in • 10 patient with unfavorable CTC count were re-analyzed 12 Patients with Unfavorable CTC Level at Baseline weeks post-treatment ‐ 5 (50%) patients had an 80% CTC decrease, including 2 AR-V7+ patients (01-024 and 01-025) ‐ 4 (40%) patients converted from unfavorable to favorable CTC level ‐ Median time on treatment for patients with CTC decrease (n=5) is 7 months to-date, with 4 patients remaining on treatment ‐ Conversely, median time on treatment for patients with CTC increase (n=5) was 5 months CRPC: Castration resistant prostate cancer 2020 Corporation Presentation I 25

Catalysts and Milestones: mCRPC Positive Phase 2 results may provide an opportunity for a Phase 2b registrational trial October 2020: Prostate February 2021: ASCO-GU April 2021: AACR Q3 2021: FDA meeting to Cancer Foundation (PCF) presentation (planned) presentation (planned) discuss regulatory pathway (anticipated) 2020 Corporation Presentation I 26

New Clinical Programs Planned Chronic Myelomonocytic Leukemia (CMML) Pancreatic Ductal Adenocarcinoma (PDAC)

Phase 2 Study to Evaluate the Safety and Efficacy of Onvansertib in RAS-pathway Mutant CMML Study Rationale • Proliferative CMML is enriched for activating RAS pathway Activating RAS Pathway Can Be Therapeutically mutations such as NRAS, KRAS, CBL, PTPN11 and NF1, Targeted with PLK1 Inhibitors all of which have been associated with adverse outcomes • RAS pathway mutations drive proliferative CMML via a novel RAS-KMT2A-PLK1 axis, which can be therapeutically targeted with PLK1 inhibitors PLK1 • In-vitro and in-vivo experiments with onvansertib as a single agent have shown a dose-dependent inhibition of CMML cell growth, with improved cell differentiation 2020 Corporation Presentation I 28

Phase 2 Two-Arm Randomized Trial of Onvansertib +/- Decitabine in RAS-Pathway Mutated CMML

Determine the safety and overall response rate (ORR) of onvanserib, a novel oral PLK1 inhibitor in RAS-pathway mutant chronic myelomonocytic leukemia

Trial Design:

	Dosing Schedule	Duration	Efficacy Endpoint
Arm A (n = 38)	Onvansertib 24 mg/m^2 days 1-5 (14-day cycle)	4 cycles monotherapy (option to add decitabine at cycle 5 if lack of efficacy with single agent)	Interim analysis of first 18 patients after 4 cycles to evaluate objective response
Arm B (n = 38)	Onvansertib 12mg/m^2 Days 1-14 (21-day cycle)	3 cycles monotherapy (option to add decitabine at cycle 4 if lack of efficacy with single agent)	Interim analysis of first 18 patients after 3 cycles to evaluate objective response

Eligibility Criteria:

- Newly diagnosed or relapsed/refractory to prior therapy
- RAS pathway mutant: NRAS, KRAS, PTPN11, CBL and NFI with frequency allele of ≥5%

Efficacy Endpoint:

- Overall response rate following single agent treatment with onvansertib

What is Clinical Trial Success

- ≥4 of 32 (12.5%) patients with an objective response to single agent treatment with Onvansertib in the first 4 or the first 3 cycles of treatment (Arm A or B, respectively)

Cardiff Oncology™

2020 Corporation Presentation I 29

Phase 2 Study of Onvansertib in Combination with 5-FU and Nal-IRI for Second Line Treatment of KRAS-Mutated Metastatic Pancreatic Ductal Adenocarcinoma (PDAC) Study Rationale • KRAS is the most common oncogene mutated in Mutant KRAS is Essential for PDAC Growth – pancreatic adenocarcinoma, which is present in Activated RAS Proteins Contribute to Tumorigenesis ~95% of tumors • Mutant KRAS is essential for PDAC growth, where the constitutive activated RAS proteins contribute to tumorigenesis, treatment resistance and metastases • No effective RAS inhibitors have been approved for the treatment of KRAS-mutated pancreatic cancer • Significant need for new effective second line treatment option 2020 Corporation Presentation I 30

Phase 2 Open Label Trial of Onvansertib + 5-FU and Nanoliposomal Irinotecan in KRAS-Mutated PDAC

Trial Design (35 patients):

1 CYCLE = 14 Days					
Treatment Course (Days)					
1	2	3	4	5	6 - 14
Onvansertib 18mg/m² (days 1–5)					

5-FU + Nanoliposomal Irinotecan (nal-IRI) (day 1)

Eligibility Criteria

- Patient with tumors harboring a confirmed KRAS mutation
- Patient that have not had prior irinotecan or nal-IRI

Efficacy Endpoints

- Overall response in patients who receive ≥2 cycles of treatment
- Progression-free survival at 6 months
- Decreases in KRAS mutation burden and response to treatment

What is Clinical Trial Success

- Achieve ≥10 of 35 (~30%) patients achieve clinical response confirmed by radiographic scan
- Achieve median progression-free survival of ≥ 6 months

Cardiff Oncology™

2020 Corporation Presentation I 31

Corporate

Strong Patent Portfolio

Core Technology: 3 Issued Patents to 2030 in US, Europe and Asia, with anticipated extension to 2035

Compound (onvansertib): US 8614220

Salt forms of onvansertib: US 8648078

Combinations with anti-neoplastic compounds: US 8927530

Evergreening: Combination Therapy

Exclusive license from MIT for 2 US issued patents with broad method claims for combination of PLK inhibitor + anti-androgen compounds to treat any cancer

US 9566280; US 10155006; Expiration 2035

Evergreening: Biomarkers

Method for assessing PLK1 target phosphorylation status for identifying patients to be treated with PLK1 inhibitors

PCT US1948044, Expiration 2039

Method for treating patient with a PLK inhibitor when there is a PSA rise

Provisional, Expiration 2040

Cardiff Oncology™

PLK: Polo-like kinase; PSA: Prostate specific antigen

2020 Corporation Presentation I 33

Cardiff Oncology At-A-Glance Exchange Nasdaq: CRDF Cash & Clinical Trial Funding* $30.5M Common Stock Outstanding** 25.0M Clinical-stage biotech company, • Convertible Preferred 3.5M • Outstanding Options – weighted avg. exercise 1.9M developing onvansertib, an oral, price / share $7.65 highly-selective Polo-like Kinase 1 • Option Pool (available for grant) 0.3M (PLK1) inhibitor, to treat cancers • Outstanding Warrants – weighted avg. exercise 8.7M price / share $4.23 ______ with the greatest medical need for Total Fully Diluted Shares Outstanding 39.4M new effective therapies 1H’2020 – Quarterly Cash Burn $3.8M/qtr. average Headquarters San Diego, CA *As of June 30, 2020; ** As of September 18, 2020 2020 Corporation Presentation I 34

Investment Highlights

3rd Generation, 1st-in-class, Oral PLK1 Inhibitor

Onvansertib overcomes the shortcomings of prior PLK inhibitors:

- Highly selective for PLK1
- Orally administered
- 24-hour half-life
- Flexible dose and schedule

Specifically targets a known mechanism of cell division that is required for tumor cell viability

Preliminary clinical data demonstrate the safety, tolerability and efficacy of onvansertib in combination with SOC across multiple indications

Strong Lead Program in KRAS-mutated mCRC

Supported by compelling preliminary clinical data from a Phase 1b/2 trial showing a ten-fold improvement in ORR compared to SOC

Preclinical data support:

- MOA of synthetic lethality between KRAS mutant mCRC and PLK1 inhibition
- Synergy with irinotecan and 5-FU

First Indication: 2nd line treatment in patients who have failed 1st line treatment with FOLFOX with/without bevacizumab

Integrated Biomarker Strategy

Circulating Tumor DNA: changes in KRAS mutational burden in blood are predictive of subsequent tumor shrinkage in mCRC

Circulating Tumor Cells: changes are predictive of overcoming anti-androgen resistance in mCRPC

Circulating Tumor DNA: changes are predictive of decreases in leukemic bone marrow cells

Diversified Pipeline Across Numerous Cancers

Clinical data from ongoing trials support the use of onvansertib in combination regimens across numerous aggressive cancers:

- mCRC Phase 1b/2 trial
- mCRPC Phase 2 trial

Potential expansion opportunities:

- Chronic myelomonocytic leukemia
- Pancreatic cancer
- Triple negative breast cancer
- Lung cancer
- Ovarian cancer

PLK: Polo-like Kinase; SOC: Standard-of-care; ORR: Overall response rate; MOA: Mechanism of action; mCRC: metastatic colorectal cancer; mCRPC: metastatic castration resistant prostate cancer; AML: Acute myeloid leukemia

Cardiff Oncology™ 2020 Corporation Presentation I 35

Thank You for more information contact: ir@cardiffoncology.com